DEBENTURE AGREEMENT

THIS DEBENTURE AGREEMENT (this “Agreement”) is made and entered into this 2nd day of June, 2015, by and among Sundance Strategies, Inc, a Nevada corporation (hereinafter referred to as the “Company”) and Satco International, Limited, an individual residing in Hong Kong, (hereinafter referred to as the “Lender”), on the following:

Premises

A.

Lender has engaged in preliminary discussions with the Company regarding providing interim financing to the Company through a debenture due in one year.

B.

The Company is interested in borrowing money from Lender on a short term, one year, period.

C.

The Company and Lender want to set forth their understanding as to the terms and conditions of the loan by Lender to the Company.

Agreement

BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

ARTICLE I

LOAN

1.01

Loan.   Lender agrees to loan the Company and the Company agrees to borrow from Lender Seven Hundred Thousand dollars ($700,000.00) pursuant to the terms and conditions of the Debenture, attached hereto as exhibit “A” (the “Debenture”).  Lender shall loan the Company Seven Hundred thousand dollars ($700,000.00), all under the terms and conditions of this Agreement and the Debenture.  The term of the debenture shall be for a period of one year.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE COMPANY

As an inducement to, and to obtain the reliance of Lender in connection with the Debenture, the Company represents and warrants as follows:

2.01

Private Offering.    The Debenture has not been and will not be registered with the Securities and Exchange Commission (the “Commission”).  The Debenture shall be entered into in reliance on exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, and as such, will be deemed “restricted securities” limiting the Debenture’s ability to be transferred.

2.02

Approval of Agreement.   The Company has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including entering into the Debenture.  The board of directors of the Company has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby including entering into the Debenture.

2.03

Legal Right.  The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Company is a party or by which it is bound by any order, rule or regulation directed to the Company or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

2.04

Validly Executed.   The Debenture will be duly authorized, validly and legally entered into and be a binding obligation on the part of the Company.

2.05

Organization.    The Company has been duly organized and is now a validly existing corporation under the laws of the state of Nevada lawfully qualified to conduct the business for which it was organized and which it proposes to conduct.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES

OF THE LENDER

As an inducement to, and to obtain the reliance of the Company in connection with entering into the Debenture, Lender represents and warrants as follows:

3.01

Representations.   Lender is not relying on any representation or warranty of the Company, whatsoever, except those representations and warranties contained in this Agreement.

3.02

Standing and Authority of Lender.   Lender has all requisite power and authority to execute and deliver this Agreement, to perform Lender’s obligations hereunder and to consummate the transactions contemplated hereby.

3.03

Execution and Delivery; No Conflict.

(a)

This Agreement has been duly executed and delivered by the Lender and constitute the valid and binding obligation of Lender, enforceable against Lender in accordance with the terms herein, except as the same may be limited by:  (i) bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors’ rights; (ii) equitable principles; and (iii) public policies with respect to the enforcement of indemnification agreements.

(b)

The execution, delivery and performance of this Agreement by Lender and the consummation of the transactions contemplated hereby:  (i) have been duly and validly authorized by all necessary action on the part of Lender; and (ii) are not prohibited by, do not violate any provision of, and will not result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule regulation, judgment, decree, order, or other requirement of the United States or any state of the United States, or any court, authority, department, commission, board, bureau, agency, or instrumentality of either thereof in a manner which would have a material adverse effect on the Lender, or any material contract, indenture, agreement or commitment, to which the Lender is a party or bound.

3.04

Consents and Approvals.   The execution, delivery, and performance by Lender of this Agreement and the consummation by Lender of the transactions contemplated hereby do not require the Lender to obtain any consent, approval or action of, or give any notice to, any corporation, person, firm, or judicial authority except:  (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof; and (ii) those which the failure to obtain would have no material adverse effect on the transactions contemplated hereby.

3.05

Securities Representations.   Lender understands and agrees that the consummation of this Agreement including entering into the Debenture as contemplated hereby, constitutes the offer and sale of securities under the Securities Act.  Lender agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.  In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions Lender will sign appropriate representations and warranties related to its suitability to invest in the Company, including an investment letter and suitability questionnaire which are contained in the “suitability letter” attached hereto as appendix “A.”  Lender understands that the Debenture and any shares of the Company received on conversion of the Debenture have not been registered under the Securities Act and must be held indefinitely without any transfer, sale, or other disposition unless such Debenture or shares are subsequently registered under the Securities Act or registration is not required under the Securities Act in reliance on an available exemption.  The Debenture and any shares on conversion of the Debenture to be received by the Lender under the terms of this Agreement will be acquired for the Lender’s own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities.  Lender agrees that he will refrain from transferring or otherwise disposing of the Debenture, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof.  Lender is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and has adequate means for providing for his current needs and possible personal contingencies and has no need now and anticipates no need in the foreseeable future to sell the Debenture or shares received on conversion of the Debenture or have the Debenture repaid prior to its maturity date.  Lender understands that Debenture is being entered into in reliance on specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of Lender’s representations, warranties, agreements, and understandings set forth herein to determine Lender’s suitability to loan the Company the funds and accept the Debenture.

3.06

Disclosure Information.  Lender believes he has received all the information Lender considers necessary or appropriate for deciding whether or not to lend the Company money.  Lender further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the loan.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Article 2 of this Agreement or the right of Lender to rely thereon.  Lender is aware, through its due diligence review of the Company that the conversion price set forth in the Debenture for the shares of the Company’s common stock bear no relationship to assets, book value or other established criteria of determining value. Lender will further inform the Company of any discrepancies, error or disagreement between any representation, warranty, covenant or schedule of the Company or Lender based on Lender’s review of the due diligence information and discussions with the

Company or its management or has otherwise come to Lender’s attention and will provide such notice to the Company as soon as practicable after such discovery.

3.07

Investment Experience.  Lender is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bare the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of loaning the Company money.

3.08

Acknowledgment.  Lender acknowledges that the Company has lost money, may not have the funds to pay the lender back the money loaned at the end of the Debenture period if the Company’s operations do not improve, that the Company’s operations are subject to the risks inherent in the establishment of new businesses, and that there can be no assurance that the Company will ever achieve profitability or that, if achieved, such profitability could be sustained.  Lender further acknowledges that a loan to the Company involves substantial risk and the potential loss of the funds being loaned. Additionally, Lender understands the Company will need to raise additional capital to pay off the Debenture when it matures.  Furthermore, any shares received on conversion of the Debenture will be restricted, may not be able to be resold and a trading market for such shares may not develop. Lender further acknowledges that and investment in the Debenture and the shares of common stock receivable on conversion of the Debenture involve substantial risk.

3.08

Knowledge of Company.  Lender is aware, through his own extensive due diligence of all material information respecting the past, present and proposed business operations of the Company, including, but not limited to, its technology, its management, its financial position, or otherwise including analyzing the Company’s filings with the Securities and Exchange Commission which include the Company’s annual and quarterly reports of Form 10-K and 10-Q and current reports on Form 8-K, and specifically reviewed the "risk factors" set forth in such reports including, but not limited to Part I, Item 1A.  Risk Factors (pages 22 through 36), of the 10-K Annual Report for the fiscal year ended March 31, 2014, and filed with the Securities and Exchange Commission on July 16, 2014, and as amended on July 21, 2014, and Lender also; understands that there is no “established trading market” for the Company’s Debentures or common stock receivable on conversion of the Debentures, that the Company is uncertain, at this time, whether there’re will be any future “established trading market” for the Company’s common stock.  Lender has conducted his own investigation of the risks and merits of an loan or investment in the Company, and to the extent desired, including, but not limited to a review of the Company’s books and records, financial statements and Lender has had the opportunity to discuss these documents with the directors and executive officers of the Company; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to his satisfaction. Lender is familiar with and understands the business and financial condition, operations and prospects of the Company and is sufficiently informed and sophisticated enough to make a decision regarding the transactions contemplated by this Agreement.

3.09

Patriot Act.

(a)  Lender is not in violation of any legal requirements relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (the “Patriot Act”).

(b)  Lender, nor, to Lender’s Knowledge, any affiliate, stockholder or broker or other agent of Lender acting or benefiting in any capacity in connection with this Agreement is any of the following:

(i)

a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii)

a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii)

a person with which any party is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv)

a person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v)

a person that is named as a “specially designated national and blocked person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list.

(c)

Lender, nor, to Lender’s Knowledge, any affiliate or stockholders or broker or other agent of Lender acting in any capacity in connection with this Agreement (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in Section 3.09(b), (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

ARTICLE IV

SPECIAL COVENANTS

4.01

Use of Funds.  All funds received will be used for general business purposes.

4.02

Access to Books and Records.  Until the closing date, the Company will afford to Lender and its authorized representatives full access to the properties, books, and records of the Company in order that Lender may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Company and will furnish the Lender with such additional financial and other information as to the business and properties of the Company as Lender shall from time to time reasonably request.

4.03

Private Offering.  The Company and Lender agree and understand that the consummation of this Agreement including the loan by Lender and execution of the Debenture as contemplated hereby, may constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  The Company and Lender agree such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)

In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations, including the “suitability letter” attached hereto as appendix “A” shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)

Lender acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of the loan or Debenture, and that this transaction involves certain risks, including the possible loss of all funds loaned.

(ii)

Lender has received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)

Lender has such knowledge and experience in business and financial matters that he is capable of evaluating each business.

(iv)

Lender has been provided with copies of all materials and information requested by Lender or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)

All information which Lender has provided to the Company or their representatives concerning his suitability and intent to loan the Company funds is complete, accurate, and correct.

(vi)

Lender has not offered or sold any securities of the Company or interest in this Agreement and has no present intention of dividing the Debenture to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such Debenture or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii)

Lender understand that the Debenture has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject Debenture may, under certain circumstances, be inconsistent with this exemption and may make Lender an “underwriter,” within the meaning of the Securities Act.  It is understood that the definition of “underwriter” focuses upon the concept of “distribution” and that any subsequent disposition of the subject Debenture can only be effected in transactions which are not considered distributions.  Generally, the term "distribution" is considered synonymous with “public offering” or any other offer or sale involving general solicitation or general advertising.  Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

(b)

In connection with the transaction contemplated by this Agreement, the Company and Lender shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Lender reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)

In order to more fully document reliance on the exemptions as provided herein, the Company and Lender shall execute and deliver to the other, at or prior to the closing, such further letters of representation, acknowledgment, suitability, or the like as the Company or Lender and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws including but not limited to an investment letter.

(d)

The Company and Lender acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

ARTICLE V

MISCELLANEOUS

5.01

Attorney's Fees.  In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

5.02

Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have been merged into this Agreement.  This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

5.03

Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.

5.04

Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

5.05

Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

5.06

Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the Company and Lender and their successors.  Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

5.07

Severability.  Every provision of this Agreement is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

5.08

Captions.  The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

5.09

Applicable Law.  The Company and Lender hereby agree that this Agreement shall be governed by and construed and enforced under and in accordance with the laws of the State of Utah, where the Company’s corporate office reside. without reference to conflict of laws and all subject matter and in persona jurisdiction shall be the state courts of Utah and as such the Company and Lender irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of Utah and of the United States of America located in Utah for any actions, suits or proceedings arising out of or relating to this Agreement and the Company and Lender agree not to commence any action, suite or proceedings relating thereto except in such courts.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

THE COMPANY:

THE LENDER:

Sundance Strategies, Inc.

Satco International, Limited

a Nevada corporation

By: /s/ Randall Pearson___________

/s/Stephen H. Smoot__________

     A Duly Authorized Officer

Stephen H. Smoot, Attorney-in-Fact

     It's President

Appendix A

SUITABILITY LETTER

TO:

__________________

I make the following representations with the intent that they may be relied on by __________________ (the "Company").

1.

I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed such information sufficient to make an investment decision on the Company.

2.

I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except the following:

3.

I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Company, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4.

The undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5.

I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6.

Instructions:  Complete either (a) or (b) below, as applicable:

(a)      FOR ACCREDITED INVESTORS.  I confirm that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)

Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any small business investment company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐

Yes

☐

No

(ii)

Any private business development company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;

☐

Yes

☐

No

(iii)

Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐

Yes

☐

No

(iv)

Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐

Yes

☐

No

(v)

Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000, excluding the value of the primary residence of such person;

☐

Yes

☐

No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities.

(vi)

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Yes

☐

No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and

☐

Yes

☐

No

(viii)

Any entity in which all of the equity owners are accredited investors.

☐

Yes

☐

No

(b)

FOR NONACCREDITED INVESTORS.  I am not an accredited investor.

The following information is being provided here in lieu of furnishing a personal financial statement.

(i)

My net worth excluding principal residence, furnishings, and automobiles is at least _____ times the total investment I intend to make in the Company;

(ii)

My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;

☐

Yes

☐

No

(iii)

Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.

☐

Yes

☐   No

7.

I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.

I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future.  I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.

I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

10.

I will hold title to my interest as follows:

☐

Community Property

☐

Separate Property

☐

Joint Tenants, with Right of

☐

Tenants in Common

Survivorship

☐

Other (Single Person, Trust, Etc., Please

                                                                               Indicate.)

11.

I am a bona fide citizen of Japan and maintain my full time domicile in Japan.  The address below is my true and correct principal residence.

DATED this 4th day of September, 2013.

Name (Please Print)

Name of Joint Subscriber, If Any

Signature

Signature

Street Address

Street Address

City, State, and Zip Code

City, State, and Zip Code

D-4